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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ______________________

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)         AUGUST 30, 1996
                                                        (AUGUST 7, 1996)



                          NORRIS COMMUNICATIONS CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





  YUKON TERRITORY, CANADA           0-20734                    NONE
(STATE OR OTHER JURISDICTION      (COMMISSION              (IRS EMPLOYER
     OF INCORPORATION)            FILE NUMBER)         IDENTIFICATION NUMBER)




                    12725 STOWE DRIVE, POWAY, CALIFORNIA 92064
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (619) 679-1504





_______________________________________________________________________________

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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                                                                Page 1 of 29
                                         1           Exhibit Index on Page 4
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ITEM 5.  OTHER EVENTS

On August 7, 1996, the Company completed a private placement of securities through the sale of common stock and warrants convertible into common stock and received gross proceeds of $5,670,000. The securities were sold in three tranches, as follows: (a) On June 7, 1996, the Company closed the first tranche of the private placement and received gross proceeds of $2,500,000.
The purchase price for the 2,420,143 shares of common stock sold was $.70. The five warrants (sold at a face value of $805,000) are convertible into common stock (without additional consideration) in an amount equal to the face value of the warrant divided by the lesser of (i) $.70 per share or (ii) a 30% discount to the average closing bid price for the shares for the five days prior to (but not including) the conversion date; (b) On July 31, 1996, the Company closed the second tranche of the private placement and received gross proceeds of $2,580,000. The purchase price for the 245,931 shares of common stock sold was $.69125. The five warrants (sold at a face value of $2,410,000) are convertible into common stock (without additional consideration) in an amount equal to the face value of the warrant divided by the lesser of (i) $.69125 per share or (ii) a 30% discount to the average closing bid price for the shares for the five days prior (but not including) the conversion date; and
(c) On August 7, 1996, the Company closed the third tranche of the private placement and received gross proceeds of $590,000. The two warrants (sold at a face value of $590,000) are convertible into common stock (without additional consideration) upon the same terms and conditions as the warrants sold in the second tranche.

These securities were offered and sold without registration under the Securities Act of 1933, as amended, upon the exemption provided by Rule 506 of Regulation D thereunder and an appropriate legend was placed on the securities. The purchasers were granted certain demand and piggyback registration rights under certain conditions.

A portion of the sale was effected through Iaccoca Capital Partners, L.P. acting as placement agent who was paid a fee of 7% in cash and granted a warrant to purchase 401,924 common shares at an exercise price of $.9875 per share through July 31, 2001.

A total of $2,185,546 of the gross proceeds of $5,670,000 was applied to retire the Company's obligation pursuant to its convertible note payable to CVD Financial Corporation ("CVD"). The balance of the proceeds are intended to supplement the Company's working capital.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired.
                 None

(b)      Pro forma financial information.
                 None

(c)      Exhibits

                 4.12 Warrant Agreement for an aggregate of $3,805,900 issued to a total of 12 investors.

                 4.13 Warrant Agreement for 401,924 Common Shares between the Company and Klein Investment Group, L.P. (formerly known as Iaccoca Capital Partners, L.P.) dated August 7, 1996.





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                                     SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NORRIS COMMUNICATIONS CORP.



Date:  August 29, 1996                  By: /s/ Kathleen E. Terry
                                            ----------------------------------
                                            Kathleen E. Terry
                                            Chief Financial Officer




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                                 EXHIBIT INDEX

         Exhibit                                                                        Sequential
         Number                                                                         Page Number
         -------                                                                        -----------
           4.12           Warrant Agreement for an aggregate
                          of $3,805,900 issued to a total of 12 investors.                   6

           4.13           Warrant Agreement for 401,924 Common Shares between the
                          Company and Klein Investment Group, L.P. (formerly known
                          as Iaccoca Capital Partners, L.P.) dated August 7, 1996.          19





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